                                                                    EXHIBIT 9.01

                            VOTING TRUST AGREEMENT

                          FOR STOCK OF INTERMALL, INC.

This Voting Trust Agreement ( the "Agreement") for certain stock InterMall Inc., a California corporation (the "Company") made as of this 21st day of July, 1994, between the holder of voting stock of the Company listed on the signature page hereof (the "Stockholder") and Software Partners, Inc. (the "Voting Trustee").

                                  WITNESSETH:

WHEREAS, it is desire of the Stockholder to promote continuity in the Company's business policy by establishing a voting trust (the "Trust") for his shares of voting stock of the Company on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the promises and agreements herein mutually and severally made by and between the Stockholder and Voting Trustee, it is hereby agreed as follows:

SHARES SUBJECT TO THE AGREEMENT. The number of shares of voting stock of the Company set forth opposite to the signature of the Stockholder on the signature pages of this Agreement, and such additional shares of such voting stock as shall be transferred to the voting Trustee pursuant to the terms hereof, shall be subject to the provisions of the Agreement until its termination pursuant to Section 9.

TRANSFER OF SHARES TO VOTING TRUSTEE.  Simultaneously with his entry into this
  Agreement the Stockholder is assigning, transferring and delivering the certificate or certificates (duly endorsed or accompanied by duly executed stock powers) representing the shares of voting stock set forth opposite his signature on the signature page of the Agreement to the Voting Trustee, who shall surrender the same to the proper offices of the Company for cancellation and reissuance to itself as Voting Trustee.

LEGENDS. All certificates of voting stock held by the Voting Trustee pursuant to this Agreement shall bear the following legend, in addition to any legends required under any other agreement or that are necessary to comply with federal and state securities laws:

  THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A VOTING TRUST AGREEMENT (THE "AGREEMENT") FOR STOCK OF INTERMALL, INC. (THE "COMPANY"), DATED AS OF JULY 21, 1994, BY AND AMONG A CERTAIN STOCKHOLDER OF THE COMPANY AND THE VOTING TRUSTEE, A COPY OF WHICH AGREEMENT IS FILED IN THE REGISTERED OFFICE OF THE COMPANY IN MOUNTAIN VIEW, CALIFORNIA, AND IS OPEN TO THE INSPECTION OF ANY STOCKHOLDER OF THE COMPANY OR ANY BENEFICIARY OF THE TRUST UNDER THE AGREEMENT DAILY DURING BUSINESS HOURS.

  The above written legend shall also be stated in the stock ledger of the Company.

ADDITIONAL SHARES. During the term of this Agreement, upon the prior consent of the Voting Trustee, any of the voting stock of the Company that is not made or required to be made subject to the Agreement may be made subject to all of the terms and conditions hereof by the holder thereof endorsing and delivering the certificate(s) thereof to the Voting Trustee in the manner described in
  Section 2 hereof and signing and delivering to the Voting Trustee a counterpart of this Agreement.

TRUST CERTIFICATES. Upon the execution of the Agreement and the delivery to the Voting Trustee of the stock certificates required to be delivered hereunder, the Voting Trustee shall deliver to the Stockholder a trust certificate ("TRUST CERTIFICATE") for the number of shares deposited by him; and upon receipt of certificates for additional shares of voting stock of the company in accordance with the terms hereof, the Voting Trustee shall deliver to the Stockholder a Trust Certificate for the number of additional shares so deposited by him. Said Trust Certificate should be substantially in the form attached hereto as Exhibit A. Said Trust Certificate is subject to all restrictions on transfer referred to therein or herein and is subject to all of the terms and conditions hereof. Subject to such restrictions, a Trust Certificate (and the beneficial interest represented thereby) may be transferred by endorsement by the person to whom issued, or by his attorney-in-fact, or by the administrator, executor or guardian of his estate, and delivery of the same to the Voting Trustee; but such transfer shall not be binding upon the Voting Trustee until the Trust Certificate, duly endorsed as aforesaid, is surrendered to him, a counterpart of this Agreement executed by the proposed transferee is delivered to the Voting Trustee and transfer is entered upon records to be kept by him. The Voting Trustee shall treat the person in whose name a Trust Certificate is from time to time issued as the absolute owner thereof for all purposes and shall not be bound by any notice to the contrary. After compliance with all the terms of this Section 5, every transferee of an outstanding Trust Certificate issued hereunder shall be treated for all purpose as a party hereto with like effect as though an original party hereto and shall be included within the meaning of the term "STOCKHOLDER" wherever used herein.

VOTING RIGHTS. During the term of this Agreement, the Voting Trustee, or a proxy appointed by the Voting Trustee, shall possess and be entitled to exercise the exclusive right to vote all of the shares of voting stock of the Company standing in the name of or held by the Voting Trustee, at all regular and special meetings of the stockholders of the Company, and may vote for, do or assent or consent to, any act or proceeding which the stockholder might or could vote for, do or assent or consent to, and shall have all the powers, rights and privileges of a stockholder of the Company, including, without limitation, the election of its nominee(s) as a director of the Company and taking any other action in respect of matters in which it (in its individual capacity) has an interest. (The rights, powers and privileges conferred on the Voting Trustee by the foregoing sentence are herein called the "VOTING RIGHTS.") The Stockholder hereby irrevocably constitutes and appoints the Voting Trustee the true and lawful attorney, agent and proxy of the Stockholder with full power of substitution, to exercise the Voting Rights (the Stockholder, hereby agreeing and acknowledging that, for all purposes whatsoever, such proxy is and shall be deemed to be coupled with an interest).

DIVIDENDS. The company is hereby authorized to pay all distributions and dividends that are paid in cash, stock (other than voting stock) or other property directly to the Stockholder holding Trust Certificates issued in respect of the stock on which such distributions or dividends are declared, as such stockholder is shown on the records of Voting Trustee. All shares of voting stock issued as dividends on shares of stock that are subject to this Agreement shall also be subject to this Agreement. The stock certificates for such shares shall be issued in the name of and delivered to the Voting Trustee to be held hereunder, subject to all of the provisions hereof, and the Voting Trustee shall issue additional Trust Certificates in respect of such shares to the Stockholder entitled thereto.

SUBSCRIPTION RIGHTS. In case the Company shall at any time issue any stock or other securities to which the holders of the voting stock of the Company shall be entitled to subscribe, by way of preemptive right or otherwise, the Voting Trustee shall promptly give notice of such right to subscribe and of the terms hereof, to the Stockholder at his address registered with the Voting Trustee; and the Stockholder upon providing the Voting Trustee with funds in the requisite amount, shall have the right, pro rata, subject to such reasonable regulations as may be prescribed by the Voting Trustee, to instruct the Voting Trustee to subscribe for such stock or other securities, or any part thereof, upon such terms as the Voting Trustee may prescribe; and to the extent that the Stockholder shall fail to exercise such rights the Voting Trustee shall be entitled, in his absolute discretion, to permit such right to subscribe to lapse.



Upon receiving proper instructions in writing, the Voting Trustee shall subscribe for such stock or other securities (but only out of funds provided by the Stockholder for the purpose) and shall distribute the same to the Stockholder, except that voting stock of the Company when so subscribed for and received by the Voting Trustee shall not be distributed but shall be held hereunder, subject to all provisions hereof, and the Voting Trustee shall issue new or additional Trust Certificates in respect of such shares to the Stockholder.

TERMINATION.  This Agreement shall terminate upon the earliest of

  (i) the fourth anniversary of the effective date hereof, or
  (ii) upon the written consent of the Voting Trustee and the owners of Trust Certificates representing a majority of the number of shares then subject to this Agreement.


  Upon the termination of the Agreement, the certificates representing all of the shares of stock so held under this Agreement and then remaining in the hands of the Voting Trustee shall be delivered (duly endorsed or accompanied by duly executed stock powers) to the parties then entitled thereto as shown by Trust Certificates then outstanding, upon surrender to the Voting Trustee (duly endorsed or accompanied by duly executed instruments of surrender) of the Trust Certificates issued in respect of said shares.

ACCEPTANCE. The Voting Trustee hereby accepts the position of Voting Trustee hereunder subject to all the terms, conditions and reservations herein contained, and agrees that he will exercise the powers and perform the duties of Voting Trustee as herein set forth. Nothing in this Section 10 or elsewhere in this Agreement shall be construed to prevent the Voting Trustee from resigning from such position as set forth in Section 11.

RESIGNATION OF VOTING TRUSTEE. The Voting Trustee may resign its position as such by giving written notice to the Stockholder. Such resignation shall become effective on the day specified in such notice or upon the election or appointment of such Voting Trustee's successor and such successor's acceptance of such election or appointment, whichever is earlier.

LIABILITY OF VOTING TRUSTEE. The Voting Trustee shall not incur any responsibility as a stockholder, Voting Trustee or otherwise by reason of any error of judgment or mistake of law or other mistake, or for any act or omission of any agent or attorney, or for any misconstruction of the Agreement, or any action of any sort taken or omitted hereunder and believed by him to be in accordance with the provisions and intents hereof or otherwise, except for his own individual willful misconduct. The Voting Trustee may act and receive compensation as a director, officer, agent or member or any committee of the Company or of any controlled or subsidiary or affiliated company, or be otherwise associated therewith; and he or any entity in which he may hold an interest or a position, or any person associated with any such entity, may, to the extent permitted by law, and without liability in any way or under any circumstances by reason hereof, contract or otherwise deal with the Company or with any controlled or subsidiary or affiliated company, as fully as though the Voting Trustee were not a trustee.

INDEMNIFICATION.  The Stockholder agrees to indemnify and hold the Voting
  Trustee harmless from and against any and all liability arising out of the holding by the Voting Trustee any stock hereunder or any action taken by him hereunder (except for its own willful misconduct). The Voting Trustee shall receive no compensation for its services hereunder.

FILING WITH SECRETARY OF THE COMPANY. Copies of the Agreement and of any extension agreements and consents executed pursuant to Section 9 hereof shall be filed with the Secretary of the Company, which copies shall be open to the inspection of any stockholder of the Company or any holder of a Voting Trustee Certificate daily during business hours on the same terms as the record of stockholders is open to inspection to stockholders.

ASSIGNMENT; RESTRICTIONS ON TRANSFERS. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective executors, administrators, successors and assigns as the case may be, PROVIDED, HOWEVER, that this Agreement and all rights, obligations and claims hereunder and all interests herein are subject to all of the same restrictions on transfer that are applicable to the Trust Certificates.

HEADINGS. The subject headings of the sections of the Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties pertaining to such subject matter. No supplement, modification, amendment or waiver of the Agreement shall be binding unless executed in writing by the holder(s) of the beneficial interest in the shares then subject to the Agreement and the Voting Trustee. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the tenth day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, and properly addressed to such party at the address listed on the signature line hereof. Any party may change its address for purpose of this section by giving the other parties written notice of the new address in the manner set forth above.

GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of California.

SEVERABILITY. If any provision of the Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable as to a particular application, then such provision shall be deemed modified to exclude such application, and such provision in all other applications, and all other provisions of this Agreement, shall continue in full force and effect without being modified, impaired or invalidated in any way. It is the intent and agreement of the parties hereto that this Agreement be given the maximum force, effect and application (not, however, exceeding its express terms) permissible under applicable law.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, as the case may be, all as of the date and year first above written.

STOCKHOLDER                       NUMBER OF SHARES/CLASS/SERIES


By: /s/ Alan Fisher               1,264,395 Common shares
   ------------------------




Name: ALAN S. FISHER

Address: 40859 CALIDO PLACE, FREMONT, CA 94539

VOTING TRUSTEE

Software Partners, Inc.

By: /s/ Alan Fisher
    _____________________

Name: ALAN S. FISHER

Title: PRESIDENT


Address:


1953 Landings Drive

Mountain View, CA  94043

                      CONSENT OF THE SPOUSE OF STOCKHOLDER

The undersigned hereby represents, warrants and agrees as follows:

She is the spouse of a party to the attached Voting Trust Agreement for Stock of InterMall, Inc., dated as of July 21, 1994;

She has read this foregoing Agreement and has received such legal and other counsel about it as she desires; she is fully aware of all of the terms thereof; and she fully consents and agrees to be bound by all such terms. Without limiting the foregoing, she specifically agrees that any interest that she may now have or hereafter acquire in any or all of the shares of voting stock of InterMall, Inc., whether as community property, quasi-community property or separate property, shall be subject to all of the terms of the Agreement.


/s/ Ann Fisher
___________________________

ANN E. MARQUIS-FISHER

                                   EXHIBIT A

                               TRUST CERTIFICATE

THIS IS TO CERTIFY that the undersigned Voting Trustee has received a certificate or certificates issued in the name of ALAN S. FISHER, evidencing the ownership of 1,264,395 shares of common stock of InterMall, Inc., a California corporation (the "Company"), and that said shares of stock are held by said Voting Trustee under the terms of that certain Voting Trust Agreement for Stock of InterMall, Inc. ((the "Agreement") dated as of July 21, 1994, between the undersigned Voting Trustee and the stockholder of the company who has executed the same (the "Stockholder"), a copy of which Agreement is on file with the Secretary of the Company. During the term of the Agreement, said Voting Trustee under the Agreement is entitled to exercise the right to vote and otherwise represent all of said shares of stock for all purposes, it being agreed that no voting rights shall accrue to the Stockholder by virtue of the ownership of the Trust Certificate. Upon the termination of the Agreement, the undersigned will, upon endorsement and surrender of this Trust Certificate to him, assign and deliver a stock certificate representing a like number of said shares of stock.

THE SECURITIES REPRESENTED BY THIS TRUST CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST THEREIN MAY BE TRANSFERRED EXCEPT IN COMPLIANCE, ESTABLISHED TO THE SATISFACTION OF THE COMPANY, WITH SAID ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER BY THE SECURITIES AND EXCHANGE COMMISSION.


July 21, 1994


VOTING TRUSTEE

Software Partners, Inc.

By: /s/ Alan Fisher
    __________________

Name: ALAN S. FISHER

Title: PRESIDENT

                             VOTING TRUST AGREEMENT

                          FOR STOCK OF INTERMALL, INC.

This Voting Trust Agreement ( the "Agreement") for certain stock InterMall Inc., a California corporation (the "Company") made as of this 21st day of July, 1994, between the holder of voting stock of the Company listed on the signature page hereof (the "Stockholder") and Software Partners, Inc. (the "Voting Trustee").

                                  WITNESSETH:

WHEREAS, it is desire of the Stockholder to promote continuity in the Company's business policy by establishing a voting trust (the "Trust") for his shares of voting stock of the Company on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the promises and agreements herein mutually and severally made by and between the Stockholder and Voting Trustee, it is hereby agreed as follows:

SHARES SUBJECT TO THE AGREEMENT. The number of shares of voting stock of the Company set forth opposite to the signature of the Stockholder on the signature pages of this Agreement, and such additional shares of such voting stock as shall be transferred to the voting Trustee pursuant to the terms hereof, shall be subject to the provisions of the Agreement until its termination pursuant to Section 9.

TRANSFER OF SHARES TO VOTING TRUSTEE.  Simultaneously with his entry into this
  Agreement the Stockholder is assigning, transferring and delivering the certificate or certificates (duly endorsed or accompanied by duly executed stock powers) representing the shares of voting stock set forth opposite his signature on the signature page of the Agreement to the Voting Trustee, who shall surrender the same to the proper offices of the Company for cancellation and reissuance to itself as Voting Trustee.

LEGENDS. All certificates of voting stock held by the Voting Trustee pursuant to this Agreement shall bear the following legend, in addition to any legends required under any other agreement or that are necessary to comply with federal and state securities laws:

THIS CERTIFICATE AND THE SECURITIES REPRESENTED  HEREBY ARE SUBJECT TO A VOTING
  TRUST AGREEMENT (THE "AGREEMENT") FOR STOCK OF INTERMALL, INC. (THE "COMPANY"), DATED AS OF JULY 21, 1994, BY AND AMONG A CERTAIN STOCKHOLDER OF THE COMPANY AND THE VOTING TRUSTEE, A COPY OF WHICH AGREEMENT IS FILED IN THE REGISTERED OFFICE OF THE COMPANY IN MOUNTAIN VIEW, CALIFORNIA, AND IS OPEN TO THE INSPECTION OF ANY STOCKHOLDER OF THE COMPANY OR ANY BENEFICIARY OF THE TRUST UNDER THE AGREEMENT DAILY DURING BUSINESS HOURS.

The above written legend shall also be stated in the stock ledger of the Company.

ADDITIONAL SHARES. During the term of this Agreement, upon the prior consent of the Voting Trustee, any of the voting stock of the Company that is not made or required to be made subject to the Agreement may be made subject to all of the terms and conditions hereof by the holder thereof endorsing and delivering the certificate(s) thereof to the Voting Trustee in the manner described in
  Section 2 hereof and signing and delivering to the Voting Trustee a counterpart of this Agreement.

TRUST CERTIFICATES. Upon the execution of the Agreement and the delivery to the Voting Trustee of the stock certificates required to be delivered hereunder, the Voting Trustee shall deliver to the Stockholder a trust certificate ("TRUST CERTIFICATE") for the number of shares deposited by him; and upon receipt of certificates for additional shares of voting stock of the company in accordance with the terms hereof, the Voting Trustee shall deliver to the Stockholder a Trust Certificate for the number of additional shares so deposited by him. Said Trust Certificate should be substantially in the form attached hereto as Exhibit A. Said Trust Certificate is subject to all restrictions on transfer referred to therein or herein and is subject to all of the terms and conditions hereof. Subject to such restrictions, a Trust Certificate (and the beneficial interest represented thereby) may be transferred by endorsement by the person to whom issued, or by his attorney-in-fact, or by the administrator, executor or guardian of his estate, and delivery of the same to the Voting Trustee; but such transfer shall not be binding upon the Voting Trustee until the Trust Certificate, duly endorsed as aforesaid, is surrendered to him, a counterpart of this Agreement executed by the proposed transferee is delivered to the Voting Trustee and transfer is entered upon records to be kept by him. The Voting Trustee shall treat the person in whose name a Trust Certificate is from time to time issued as the absolute owner thereof for all purposes and shall not be bound by any notice to the contrary. After compliance with all the terms of this Section 5, every transferee of an outstanding Trust Certificate issued hereunder shall be treated for all purpose as a party hereto with like effect as though an original party hereto and shall be included within the meaning of the term "STOCKHOLDER" wherever used herein.

VOTING RIGHTS. During the term of this Agreement, the Voting Trustee, or a proxy appointed by the Voting Trustee, shall possess and be entitled to exercise the exclusive right to vote all of the shares of voting stock of the Company standing in the name of or held by the Voting Trustee, at all regular and special meetings of the stockholders of the Company, and may vote for, do or assent or consent to, any act or proceeding which the stockholder might or could vote for, do or assent or consent to, and shall have all the powers, rights and privileges of a stockholder of the Company, including, without limitation, the election of its nominee(s) as a director of the Company and taking any other action in respect of matters in which it (in its individual capacity) has an interest. (The rights, powers and privileges conferred on the Voting Trustee by the foregoing sentence are herein called the "VOTING RIGHTS.") The Stockholder hereby irrevocably constitutes and appoints the Voting Trustee the true and lawful attorney, agent and proxy of the Stockholder with full power of substitution, to exercise the Voting Rights (the Stockholder, hereby agreeing and acknowledging that, for all purposes whatsoever, such proxy is and shall be deemed to be coupled with an interest).

DIVIDENDS. The company is hereby authorized to pay all distributions and dividends that are paid in cash, stock (other than voting stock) or other property directly to the Stockholder holding Trust Certificates issued in respect of the stock on which such distributions or dividends are declared, as such stockholder is shown on the records of Voting Trustee. All shares of voting stock issued as dividends on shares of stock that are subject to this Agreement shall also be subject to this Agreement. The stock certificates for such shares shall be issued in the name of and delivered to the Voting Trustee to be held hereunder, subject to all of the provisions hereof, and the Voting Trustee shall issue additional Trust Certificates in respect of such shares to the Stockholder entitled thereto.

SUBSCRIPTION RIGHTS. In case the Company shall at any time issue any stock or other securities to which the holders of the voting stock of the Company shall be entitled to subscribe, by way of preemptive right or otherwise, the Voting Trustee shall promptly give notice of such right to subscribe and of the terms hereof, to the Stockholder at his address registered with the Voting Trustee; and the Stockholder upon providing the Voting Trustee with funds in the requisite amount, shall have the right, pro rata, subject to such reasonable regulations as may be prescribed by the Voting Trustee, to instruct the Voting Trustee to subscribe for such stock or other securities, or any part thereof, upon such terms as the Voting Trustee may prescribe; and to the extent that the Stockholder shall fail to exercise such rights the Voting Trustee shall be entitled, in his absolute discretion, to permit such right to subscribe to lapse.

  Upon receiving proper instructions in writing, the Voting Trustee shall subscribe for such stock or other securities (but only out of funds provided by the Stockholder for the purpose) and shall distribute the same to the Stockholder, except that voting stock of the Company when so subscribed for and received by the Voting Trustee shall not be distributed but shall be held hereunder, subject to all provisions hereof, and the Voting Trustee shall issue new or additional Trust Certificates in respect of such shares to the Stockholder.

TERMINATION.  This Agreement shall terminate upon the earliest of

  (i) the fourth anniversary of the effective date hereof, or
  (ii) upon the written consent of the Voting Trustee and the owners of Trust Certificates representing a majority of the number of shares then subject to this Agreement.

  Upon the termination of the Agreement, the certificates representing all of the shares of stock so held under this Agreement and then remaining in the hands of the Voting Trustee shall be delivered (duly endorsed or accompanied by duly executed stock powers) to the parties then entitled thereto as shown by Trust Certificates then outstanding, upon surrender to the Voting Trustee (duly endorsed or accompanied by duly executed instruments of surrender) of the Trust Certificates issued in respect of said shares.

ACCEPTANCE. The Voting Trustee hereby accepts the position of Voting Trustee hereunder subject to all the terms, conditions and reservations herein contained, and agrees that he will exercise the powers and perform the duties of Voting Trustee as herein set forth. Nothing in this Section 10 or elsewhere in this Agreement shall be construed to prevent the Voting Trustee from resigning from such position as set forth in Section 11.

RESIGNATION OF VOTING TRUSTEE. The Voting Trustee may resign its position as such by giving written notice to the Stockholder. Such resignation shall become effective on the day specified in such notice or upon the election or appointment of such Voting Trustee's successor and such successor's acceptance of such election or appointment, whichever is earlier.

LIABILITY OF VOTING TRUSTEE. The Voting Trustee shall not incur any responsibility as a stockholder, Voting Trustee or otherwise by reason of any error of judgment or mistake of law or other mistake, or for any act or omission of any agent or attorney, or for any misconstruction of the Agreement, or any action of any sort taken or omitted hereunder and believed by him to be in accordance with the provisions and intents hereof or otherwise, except for his own individual willful misconduct. The Voting Trustee may act and receive compensation as a director, officer, agent or member or any committee of the Company or of any controlled or subsidiary or affiliated company, or be otherwise associated therewith; and he or any entity in which he may hold an interest or a position, or any person associated with any such entity, may, to the extent permitted by law, and without liability in any way or under any circumstances by reason hereof, contract or otherwise deal with the Company or with any controlled or subsidiary or affiliated company, as fully as though the Voting Trustee were not a trustee.

INDEMNIFICATION.  The Stockholder agrees to indemnify and hold the Voting
  Trustee harmless from and against any and all liability arising out of the holding by the Voting Trustee any stock hereunder or any action taken by him hereunder (except for its own willful misconduct). The Voting Trustee shall receive no compensation for its services hereunder.

FILING WITH SECRETARY OF THE COMPANY. Copies of the Agreement and of any extension agreements and consents executed pursuant to Section 9 hereof shall be filed with the Secretary of the Company, which copies shall be open to the inspection of any stockholder of the Company or any holder of a Voting Trustee Certificate daily during business hours on the same terms as the record of stockholders is open to inspection to stockholders.

ASSIGNMENT; RESTRICTIONS ON TRANSFERS. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective executors, administrators, successors and assigns as the case may be, PROVIDED, HOWEVER, that this Agreement and all rights, obligations and claims hereunder and all interests herein are subject to all of the same restrictions on transfer that are applicable to the Trust Certificates.

HEADINGS. The subject headings of the sections of the Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties pertaining to such subject matter. No supplement, modification, amendment or waiver of the Agreement shall be binding unless executed in writing by the holder(s) of the beneficial interest in the shares then subject to the Agreement and the Voting Trustee. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the tenth day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, and properly addressed to such party at the address listed on the signature line hereof. Any party may change its address for purpose of this section by giving the other parties written notice of the new address in the manner set forth above.

GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of California.

SEVERABILITY. If any provision of the Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable as to a particular application, then such provision shall be deemed modified to exclude such application, and such provision in all other applications, and all other provisions of this Agreement, shall continue in full force and effect without being modified, impaired or invalidated in any way. It is the intent and agreement of the parties hereto that this Agreement be given the maximum force, effect and application (not, however, exceeding its express terms) permissible under applicable law.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, as the case may be, all as of the date and year first above written.

STOCKHOLDER                       NUMBER OF SHARES/CLASS/SERIES


By: /s/ Razi Mohiuddin            735,605 Common shares
    __________________________


Name: RAZI MOHIUDDIN
Address: 19805 OAKHAVEN DRIVE, SARATOGA, CA 95070


VOTING TRUSTEE

Software Partners, Inc.

By: /s/ Alan Fisher
    _____________________

Name: ALAN S. FISHER

Title: PRESIDENT


Address:
1953 Landings Drive
Mountain View, CA  94043


                      CONSENT OF THE SPOUSE OF STOCKHOLDER

The undersigned hereby represents, warrants and agrees as follows:

She is the spouse of a party to the attached Voting Trust Agreement for Stock of InterMall, Inc., dated as of July 21, 1994;

She has read this foregoing Agreement and has received such legal and other counsel about it as she desires; she is fully aware of all of the terms thereof; and she fully consents and agrees to be bound by all such terms. Without limiting the foregoing, she specifically agrees that any interest that she may now have or hereafter acquire in any or all of the shares of voting stock of InterMall, Inc., whether as community property, quasi-community property or separate property, shall be subject to all of the terms of the Agreement.


/s/ Tahseen Mohiuddin
---------------------------
TAHSEEN MOHIUDDIN

                                   EXHIBIT A

                               TRUST CERTIFICATE

THIS IS TO CERTIFY that the undersigned Voting Trustee has received a certificate or certificates issued in the name of RAZI MOHIUDDIN, evidencing the ownership of 735,605 shares of common stock of InterMall, Inc., a California corporation (the "Company"), and that said shares of stock are held by said Voting Trustee under the terms of that certain Voting Trust Agreement for Stock of InterMall, Inc. ((the "Agreement") dated as of July 21, 1994, between the undersigned Voting Trustee and the stockholder of the company who has executed the same (the "Stockholder"), a copy of which Agreement is on file with the Secretary of the Company. During the term of the Agreement, said Voting Trustee under the Agreement is entitled to exercise the right to vote and otherwise represent all of said shares of stock for all purposes, it being agreed that no voting rights shall accrue to the Stockholder by virtue of the ownership of the Trust Certificate. Upon the termination of the Agreement, the undersigned will, upon endorsement and surrender of this Trust Certificate to him, assign and deliver a stock certificate representing a like number of said shares of stock.

THE SECURITIES REPRESENTED BY THIS TRUST CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST THEREIN MAY BE TRANSFERRED EXCEPT IN COMPLIANCE, ESTABLISHED TO THE SATISFACTION OF THE COMPANY, WITH SAID ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER BY THE SECURITIES AND EXCHANGE COMMISSION.


July 21, 1994


VOTING TRUSTEE

Software Partners, Inc.

By: /s/ Alan Fisher
    __________________

Name: ALAN S. FISHER

Title: PRESIDENT